Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  June 18, 2004
                                                 --------------


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      0-22319                16-1476509
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
 of Incorporation)                                        Identification No.)



46 Prince Street, Rochester, New York                     14607
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code   (585) 242-7200
                                                     --------------



          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     See Exhibit Index.

ITEM 9. REGULATION FD DISCLOSURE.

     On June 18, 2004, the registrant issued a press release regarding the closing of a private placement of shares of its common stock. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PATIENT INFOSYSTEMS, INC.

Date:  June 18, 2004                         By: /s/ Roger L. Chaufournier
                                                 -------------------------
                                                    Roger L. Chaufournier
                                                    Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit 99.1 Press Release dated June 18, 2004 announcing closing of private placement